EATON VANCE ATLANTA CAPITAL FOCUSED GROWTH FUND
EATON VANCE ATLANTA CAPITAL SMID-CAP FUND

(each, a “Fund”)

Supplement to Prospectus and each Fund’s Summary Prospectus dated February 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.	Eaton Vance Atlanta Capital Focused Growth Fund’s primary benchmark is now the S&P 500® Index.
2.	Eaton Vance Atlanta Capital SMID-Cap Fund’s primary benchmark is now the Russell 3000® Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Boston Management and Research believes is representative of the Fund’s investment universe.

May 1, 2024	43603 5.1.24